UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A

(Amendment No. 2)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 30, 2021

Tilray, Inc.
(Exact name of Registrant as Specified in Its Charter)

Delaware	001-38594	82-4310622
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1100 Maughhan Rd. Nanaimo, BC, Canada		V9X 1J2
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (844) 845-7291

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class 2 Common Stock, $0.0001 par value per share	TRLY	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note.

On May 4, 2021, Tilray, Inc. (the “Company” or “Tilray”) filed a Current Report on Form 8-K (the “Original Report”) to report the closing of the Arrangement (as defined in the Original Report) and related matters under Items 2.01, 2.03, 2.04, 3.01, 3.02, 3.03, 5.07, 8.01, and 9.01 of Form 8-K and a Current Report on Form 8-K/A (the “First Amendment”) to amend the Original Report to include additional matters relating to the closing of the Arrangement under Items 1.02, 5.01, 5.02, and 5.03.

This Current Report on Form 8-K/A (this “Second Amendment”) is being filed by the Company solely to amend, restate and supersede in its entirety Exhibit 99.4, filed with the Original Report, as amended by the First Amendment (the “Prior Filing”).

Capitalized terms used herein but not defined herein have the meanings given to such terms in the Prior Filing.

Item 9.01.	Financial Statements and Exhibits.

(b)	Pro forma financial information.

The unaudited pro forma condensed consolidated financial statements of Tilray (after giving effect to the Arrangement), as of February 28, 2021, for the nine months ended February 28, 2021 and for the year ended May 31, 2020, is filed as Exhibit 99.4 to this Current Report on Form 8-K and incorporated by reference into this Item 9.01(b).

(d)	Exhibits.

Each exhibit listed in the following Exhibit Index is filed as part of this Second Amendment and replaces the applicable exhibit filed with the Prior Filing. No other changes to the Exhibit Index included in the Prior Filing have been made.

Exhibit Number	Exhibit Description

99.4*
Unaudited pro forma condensed consolidated financial statements of Tilray (after giving effect to the Arrangement), as of February 28, 2021, for the nine months ended February 28, 2021 and for the year ended May 31, 2020.

104*	Cover Page Interactive Data File (embedded within the Inline XBRL document).

*	Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

TILRAY, INC.

Date: May 6, 2021	By:	/s/ Carl A. Merton
Carl A. Merton
Chief Financial Officer